ENESCO PROVIDES UPDATE ON CORPORATE DEVELOPMENTS
~ Obtains Credit Facility Waiver and Retains Keystone Consulting Group ~

ITASCA, Ill. – June 28, 2005— Enesco Group, Inc. (NYSE: ENC), a leader in the giftware, and home and garden décor industries, today announced that the Company has obtained from Fleet National Bank, agent under its existing United States credit facility with Fleet National Bank and LaSalle Bank N.A., a waiver of its minimum EBITDA covenant default for April 2005 and May 2005 and a waiver of compliance with this covenant through July 31, 2005.

Enesco and Fleet are discussing revisions to the financial covenant terms for the remainder of 2005. There is no assurance that the Company will be successful in renegotiating the covenant terms for the remainder of 2005.

Enesco also announced that the Company has retained the services of Keystone Consulting Group in an effort to help Enesco identify opportunities for cost reduction, and organizational and operational improvement. Keystone is a Chicago-based management and turnaround consulting firm that helps middle market manufacturing and distribution companies realize their full value.

“Our primary objective in working with Keystone is to identify ways we can reduce our SG&A in a way that not only allows us to more economically run our business, but also enables us to be more effective in the marketplace,” said Cynthia Passmore-McLaughlin, Enesco president and CEO. “We have reached several significant goals this year, including renegotiating the Precious Moments license, converting our warehouse and distribution system to an upgraded legacy information system, and completing two reductions at our headquarter office. Our goal is to accelerate the alignment of Enesco expenses with our current revenue by evaluating our resources and priorities moving forward.”

About Enesco Group, Inc.
Enesco Group, Inc. is a world leader in the giftware, and home and garden décor industries. Serving more than 40,000 customers globally, Enesco distributes products to a wide variety of specialty card and gift retailers, home décor boutiques as well as mass-market chains and direct mail retailers. Internationally, Enesco serves markets operating in Europe, Canada, Australia, Mexico, Asia and the Pacific Rim. With subsidiaries located in Europe and Canada, and a business unit in Hong Kong, Enesco’s international distribution network is a leader in the industry. The Company’s product lines include some of the world’s most recognizable brands, including Heartwood Creek by Jim Shore, Walt Disney Company, Walt Disney Classics Collection, Pooh & Friends, Nickelodeon, Bratz, Halcyon Days, Lilliput Lane and Border Fine Arts, among others. Further information is available on the Company’s web site at www.enesco.com.

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This press release contains forward-looking statements, which reflect management’s current assumptions and beliefs and are based on information currently available to management. The Company has tried to identify such forward-looking statements by use of such words as “expects,” “intends,” “anticipates,” “could,” “estimates,” “plans,” and “believes,” and similar expressions, but these words are not the exclusive means of identifying such statements. Such statements are subject to various risks, uncertainties and other factors, which could cause actual results to vary materially from those anticipated, estimated, expected or projected. Important factors that may cause actual future events or results to differ materially and adversely from those described in the forward-looking statements include, but are not limited to: the Company’s success in developing new products and consumer reaction to the Company’s new products; the Company’s ability to secure, maintain and renew popular licenses, particularly our licenses Cherished Teddies, Heartwood Creek and Disney; the Company’s ability to grow revenues in mass and niche market channels; the Company’s ability to comply with covenants contained in its credit facility; the Company’s ability to obtain a new global senior credit facility; the Company’s ability to effectively transition to the legacy information system; changes in general economic conditions, as well as specific market conditions; fluctuations in demand for our products; manufacturing lead times; the timing of orders and shipments and our ability to predict customer demands; inventory levels and purchase commitments exceeding requirements based upon incorrect forecasts; collection of accounts receivable; changes in the regulations and procedures affecting the importation of goods into the United States; changes in foreign exchange rates; price and product competition in the giftware industry; variations in sales channels, product costs or mix of products sold; and, possible future terrorist attacks, epidemics, or acts of war. In addition, the Company operates in a continually changing business environment and does not intend to update or revise the forward-looking statements contained herein, which speak only as of the date hereof. Additional information regarding forward-looking statement risk factors is contained in the Company’s reports and filings with the Securities and Exchange Commission. In light of these risks and uncertainties, the forward-looking statements contained herein may not occur and actual results could differ materially from those set forth herein. Accordingly, you should not rely on these forward-looking statements as a prediction of actual future results.

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